Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT TO THE SIXTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This SIXTH AMENDMENT TO THE SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 30th, 2020, is entered into by and among the following parties:
(i)P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Seller;
(ii)PEABODY ENERGY CORPORATION, a Delaware corporation (“Peabody”), as Servicer;
(iii)REGIONS BANK (“Regions”); and
(iv)PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”), and as the sole Purchaser Agent, Committed Purchaser, LC Bank and LC Participant on the date hereof.
BACKGROUND
A. The parties hereto are parties to that certain Sixth Amended and Restated Receivables Purchase Agreement, dated as of April 3, 2017 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
B. Concurrently herewith, the parties hereto are entering into that certain Amended and Restated Fee Letter (the “A&R Fee Letter”).
C. The parties hereto desire to amend the Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including, without limitation, capitalized terms used in the above preamble and background section) have the respective meanings set forth in the Agreement (as amended hereby).
SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:
(a) The definition of “Dilution Ratio” set forth in Exhibit I of the Agreement is hereby restated as follows:
“Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded

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upward), computed as of the last day of each calendar month by dividing: (a) the aggregate U.S. Dollar Equivalent of the amount of payments required to be made by the Seller pursuant to Section 1.6(e)(i) of the Agreement during such calendar month (other than those amounts arising during the December 2019 calendar month related to certain Receivables that arose from the sale of coal mined from the Kayenta mine) (b) the aggregate initial Outstanding Balance of all Pool Receivables originated by the Originators during the month that is one month prior to the current month.
(b) Clause (l)(iv) of Section 2 of Exhibit IV of the Agreement is hereby restated as follows:
as to the Servicer only, (A) as soon as available and in any event not later than two Business Days prior to the Monthly Settlement Date, an Information Package as of the most recently completed calendar month, which shall include, among other things, the Cash Liquidity as of the applicable Cash Liquidity Reporting Date, (B) if requested by the Administrator or any Purchaser at any time on five (5) Business Days’ notice, a report substantially in the form of Annex H-1 (each, a “Weekly Report”) as of the last Business Day of the prior calendar week, which shall include, among other things, the Cash Liquidity as of the applicable Cash Liquidity Reporting Date, and (C) if requested by the Administrator or any Purchaser on five (5) Business Days’ notice, a report substantially in the form of Annex H-2 (each, a “Daily Report”) on each Business Day as of date that is one Business Day prior to such date, which shall include, among other things, the Cash Liquidity as of the applicable Cash Liquidity Reporting Date.
SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:
(a) the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents (as defined in the Agreement) to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms;
(b) the representations and warranties made by such Person in the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (as the case may be), unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

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(c) no event has occurred and is continuing, or would result from this Amendment, that constitutes a Termination Event or an Unmatured Termination Event.
SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 5. Conditions to Effectiveness. The effectiveness of the Amendment is subject to the condition precedent that (a) the Administrator shall have received on or before the date hereof, duly executed counterparts of this Amendment and the A&R Fee Letter, each in form and substance reasonably satisfactory to the Administrator and (b) all fees and expenses payable by the Seller on the date hereof to the Administrator and each Purchaser have been paid in full in accordance with the terms of the Transaction Documents.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
THE SELLER:

P&L RECEIVABLES COMPANY, LLC,
as Seller

By:_/s/: James A. Tichenor__________
Name: James A. Tichenor
Title: Vice President & Treasurer

THE SERVICER:

PEABODY ENERGY CORPORATION, as Servicer and Performance Guarantor

By:_/s/: Robert F. Bruer____________
        Name: Robert F. Bruer
        Title: Vice President

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PNC’S PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for its Purchaser Group and as Committed Purchaser

By:__/s/: Michael Brown______________
Name: Michael Brown
Title: Senior Vice President

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6th Amendment to 6th Amended and Restated Receivables Purchase Agreement

REGIONS’ PURCHASER GROUP:

REGIONS BANK,
as Purchaser Agent for its Purchaser Group and as Committed Purchaser

By:_/s/: Mark A. Kassis_____________
Name: Mark A. Kassis
Title: Managing Director

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6th Amendment to 6th Amended and Restated Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as an LC Participant for its Purchaser Group and as the LC Bank

By:_/s/: Michael Brown__________________
Name: Michael Brown
Title: Senior Vice President

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6th Amendment to 6th Amended and Restated Receivables Purchase Agreement

THE ADMINISTRATOR:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:_/s/: Michael Brown________________
Name: Michael Brown
Title: Senior Vice President
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6th Amendment to 6th Amended and Restated Receivables Purchase Agreement